                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    20TH CENTURY INDUSTRIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                    20TH CENTURY INDUSTRIES
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement.)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                          NOTICE OF 1998
                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                       AND PROXY STATEMENT

LOGO

20TH CENTURY INDUSTRIES
WOODLAND HILLS, CALIFORNIA 91367

DEAR SHAREHOLDER,

    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS OF 20TH CENTURY INDUSTRIES ON TUESDAY, MAY 19, 1998 AT 10:00 A.M., AT THE MARRIOTT HOTEL, 21850 OXNARD STREET, WOODLAND HILLS, CALIFORNIA.

    DETAILS OF THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING ARE GIVEN IN THE ATTACHED NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

    WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. I THEREFORE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, SO THAT YOUR SHARES CAN BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. YOU MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, IF YOU SO DECIDE.

    TICKETS FOR THE MEETING ARE NOT REQUIRED, THOUGH WE ASK THAT ATTENDEES SIGN THE ATTENDANCE REGISTER PRIOR TO THE COMMENCEMENT OF THE MEETING.

    ON BEHALF OF THE BOARD OF DIRECTORS, I WOULD LIKE TO EXPRESS OUR APPRECIATION FOR YOUR CONTINUED INTEREST IN THE AFFAIRS OF THE COMPANY.

SINCERELY,

                      [LOGO]
JOHN B. DE NAULT
CHAIRMAN OF THE BOARD

                          YOUR VOTE IS IMPORTANT
               Please Sign, Date and Return Your Proxy Card
                    Promptly in the Enclosed Envelope.

                                     [LOGO]

                            20TH CENTURY INDUSTRIES
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 19, 1998

    The Annual Meeting of Shareholders of 20TH CENTURY INDUSTRIES will be held at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367 on May 19, 1998 at 10:00 a.m. for the following purposes:

    1.  To elect nine directors.

    2. To ratify the appointment of Ernst & Young LLP as independent accountants for 1998.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 7, 1998 as the record date for the determination of those shareholders entitled to notice of, and to vote at the meeting.

By Order of the Board of Directors,

      JOHN R. BOLLINGTON
          Secretary

                                          Woodland Hills, California
                                          DATED: April 14, 1998

                                   IMPORTANT

    Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                                      LOGO

                            20TH CENTURY INDUSTRIES
                             6301 OWENSMOUTH AVENUE
                        WOODLAND HILLS, CALIFORNIA 91367

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 19, 1998

                              GENERAL INFORMATION

    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are solicited by the Board of Directors of 20th Century Industries (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, May 19, 1998 at 10:00 a.m., at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367. These proxy materials are proposed to be sent on or about April 14, 1998 to all shareholders of the Company's common stock of record as of April 7, 1998. The Company's principal executive office is located at 6301 Owensmouth Avenue, Woodland Hills, California 91367.

    All proxies, properly executed and returned, will be voted at the annual meeting as directed by the shareholder. Any shareholder may revoke a proxy by giving written notice to the Secretary of the Company, by submitting a duly-executed proxy bearing a later date, or by voting in person at the meeting. If no directions are indicated, the shares represented by the signed proxy will be voted FOR the election of the nominees and FOR the appointment of Ernst & Young LLP as the independent accountants for 1998. The cost of the solicitation of these proxies is to be borne by the Company.

    Only shareholders of record of the Company's common stock at the close of business on April 7, 1998 will be entitled to notice of and to vote at the meeting. As of that date, 51,701,963 shares of common stock without par value of 20th Century Industries were outstanding. A quorum represented by a majority of the outstanding shares of common stock, present in person or by proxy, is necessary to conduct the meeting. In the election of directors, nominees receiving the highest number of affirmative votes cast, up to the number of the directors to be elected, are elected. Each share is entitled to one vote on all matters except for the election of directors. In electing directors, each shareholder is entitled to that number of votes which is equal to the number of shares held multiplied by the number of directors to be elected. If notice of intention to cumulate votes is given by any shareholder, all shareholders may cumulate their votes and give one nominee all of those votes, or they may distribute the votes among as many nominees as the shareholder deems fit.

    If there are nominees other than those designated by the Board of Directors, the proxyholders have discretionary authority to cumulate votes, which they will do through instructions from the Board, with the objective of electing as many of the nominees of the Board of Directors as possible. The effect of the decision of the proxyholders to exercise their discretionary authority to cumulate votes will be to make it more difficult for nominees, other than those designated by the Board of Directors, to be elected.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Board of Directors recommends the election of the nine nominees named in this Proxy Statement to hold office until the next annual meeting and until their successors are elected and qualified. All of the nominees are members of the present Board and were elected at the last annual meeting of shareholders. The remaining positions on the Board of Directors are held by Robert M. Sandler and Howard I. Smith. Mr. Sandler and Mr. Smith were elected to the Board by the holders of the Series A Preferred Stock pursuant to authority granted in the Series A Preferred Stock Certificate of Determination and the Investment and Strategic Alliance Agreement between the Company and American International Group, Inc. ("AIG"), as approved by the common shareholders on December 15, 1994.

    It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. The proxy may not be voted for more than nine nominees.

                        NOMINEES FOR BOARD OF DIRECTORS

JOHN B. DE NAULT           Director since 1956.                           Age 79

                           Chairman of the Board of the Company. He previously served as Vice Chairman of the Board from 1971 to December 15, 1994. He is an investor, maintaining offices in Los
                           Angeles, California and is the father of Director John B. De Nault, III. He currently serves as a director of Roaring Camp & Big
                           Trees Narrow Gauge Railroad, and Liberty
                           Bank.

WILLIAM H. BRADDOCK        Director since 1997                            Age 62

                           Retired as Executive Vice President of
                           Marketing for Farmers Group, Inc. in June
                           1996. Since 1957 he held several positions with Farmers Group, Inc., including Executive
                           Vice President, Property and Casualty
                           Operations from 1989 to 1994.

STANLEY M. BURKE           Director since 1982.                           Age 62

                           Certified Public Accountant.

JOHN B. DE NAULT, III      Director since 1988.                           Age 50

                           Chairman of the Board of Omnithruster, Inc.
                           in Orange, California and private investor with offices in Los Angeles, California. He is the son of Director John B. De Nault. He currently serves as a director of Liberty
                           Bank.

R. SCOTT FOSTER, M.D.      Director since 1986.                           Age 57

                           Ophthalmologist in Stockton, California. He is the son of Louis W. Foster, Founder of the Company.

RACHFORD HARRIS            Director since 1956.                           Age 85

                           Retired since 1989. He previously served as a Financial Consultant with Shearson Lehman
                           Brothers, Inc.

WILLIAM L. MELLICK         Director since 1995                            Age 56

                           Chief Executive Officer, President and Chief
                           Operating Officer of the Company. Mr. Mellick joined the Company in 1979, and at various times has served as Vice President, Senior
                           Vice President and Group Vice President. He assumed the positions of Chief Operating
                           Officer and Executive Vice President in 1993,
                           President in 1994 and Chief Executive Officer on March 1, 1995.

GREGORY M. SHEPARD         Director since 1995                            Age 42

                           Chairman of the Board of Directors and
                           President of American Union Financial
                           Corporation and its subsidiaries, Direct Auto
                           Insurance Company, American Union Life
                           Insurance Company, Illinois HealthCare
                           Insurance Company and Direct Auto Indemnity
                           Company, all of Bloomington, Illinois.

ARTHUR H. VOSS             Director since 1963.                           Age 78

                           Chairman of Voss International Corporation, an Exporter and Importer based in Long Beach, California.

Each director will also serve as a director of 20th Century Insurance Company and of 21st Century Casualty Company.

                       DIRECTORS OTHER THAN THE NOMINEES

    Current directors of the Company, other than the nominees, are:

ROBERT M. SANDLER          Director since 1994                            Age 55

                           Vice Chairman of the Board of the Company.
                            Executive Vice President, Senior Casualty
                           Actuary and Senior Claims Officer of American
                           International Group, Inc. located in New
                           York, N.Y.
                           Mr. Sandler is also Chairman of American
                           International Underwriters, AIG's overseas property-casualty operation.

HOWARD I. SMITH            Director since 1994                            Age 53

                           Executive Vice President, Chief Financial
                           Officer and Comptroller of American
                           International Group, Inc. located in New
                           York, N.Y. Mr. Smith currently serves as a director of Transatlantic Holdings, Inc.

Directors Sandler and Smith were elected by the holders of the Series A Preferred Stock, pursuant to the terms of the Series A Preferred Stock Certificate of Determination and the Strategic Alliance and Investment Agreement. They also serve as directors of 20th Century Insurance Company and 21st Century Casualty Company.

                               EXECUTIVE OFFICERS

    The following is information concerning the executive officers of the Company.

                                  HAS SERVED
                                 AS AN OFFICER
 OFFICERS OF THE COMPANY   AGE       SINCE                             BUSINESS BACKGROUND
-------------------------  ---  ---------------  ----------------------------------------------------------------
WILLIAM L. MELLICK         56           1979     Chief Executive Officer, President and Chief Operating Officer.
                                                 Mr. Mellick joined the Company in 1979 as Vice President of
                                                 Operations, was promoted to Senior Vice President in 1986 and to
                                                 Group Vice President in 1989. He assumed the positions of Chief
                                                 Operating Officer and Executive Vice President in 1993,
                                                 President in 1994 and Chief Executive Officer on March 1, 1995.

RICHARD A. ANDRE           48           1988     Vice President, Human Resources. Before joining the Company in
                                                 1988, Mr. Andre was with Fidelity National Title Insurance
                                                 Company. Prior to that time he was with Safeco Corporation where he held a variety of positions including Vice President of
                                                 Personnel for Safeco Title Insurance Company.

JOHN R. BOLLINGTON         62           1991     Senior Vice President, General Counsel and Secretary. Mr.
                                                 Bollington joined the Company in 1975, serving as managing counsel of the Company's Legal Department from 1975 to 1991.

MARGARET CHANG             60           1982     Treasurer and Assistant Secretary. Ms. Chang has been employed by the Company since 1966, serving in various capacities with accounting responsibilities prior to being elected Treasurer and
                                                 Assistant Secretary in 1982.

TERESA K. COLPO            49           1993     Vice President, Marketing. Ms. Colpo joined the Company in 1984 as Marketing Service Manager and has served as Assistant Vice
                                                 President of Marketing. Previously, Ms. Colpo held several positions at California Casualty Insurance Group, including policy service supervisor and district sales manager.

WILLIAM G. CRAIN           59           1981     Vice President, Administrative Services. Mr. Crain joined the
                                                 Company in 1981. From 1976 to 1981 he served as the Regional
                                                 Material Damage Manager for United Services Automobile
                                                 Association.

RICHARD A. DINON           53           1986     Senior Vice President, Corporate Relations. Mr. Dinon joined the
                                                 Company in 1983 as a manager of training. He later was named
                                                 Assistant Vice President in Corporate Relations and was elected to the position of Vice President, Corporation Relations in
                                                 1986. He has served as Senior Vice President since 1990.

                                  HAS SERVED
                                 AS AN OFFICER
 OFFICERS OF THE COMPANY   AGE       SINCE                             BUSINESS BACKGROUND
-------------------------  ---  ---------------  ----------------------------------------------------------------
PAUL F. FARBER             46           1989     Executive Vice President. Mr. Farber joined the Company in 1984, holding various positions in Claims, Marketing and Operations.
                                                 He previously served as Vice President, Operations from 1989 to
                                                 1995 and Senior Vice President, Claims in 1995 and 1996. He was
                                                 promoted to Group Vice President in 1996 and assumed his current position in December 1997.

MICHAEL T. FARRELL         49           1997     Vice President and Chief Information Officer. Mr. Farrell joined the Company in February 1997. He was Vice President of
                                                 Information Services for National Computer Systems, Inc. from
                                                 1993 to 1997. Previously, Mr. Farrell was employed for 19 years with General Mills, Inc. in various information services
                                                 capacities.

RICHARD L. HILL            45           1993     Vice President, Corporate Relations. Mr. Hill joined the Company in 1979, serving in numerous technical, administrative and management positions. He was previously an Assistant Vice
                                                 President in Claims and in Corporate Relations.

JOHN M. LORENTZ            45           1996     Controller. Mr. Lorentz joined the Company in July 1996. He was employed by Transamerica Financial Services as Vice President
                                                 and Controller in 1995 and 1996 and as Assistant Controller from
                                                 1990 to 1995. Previously, he served with Ernst & Young in
                                                 various accounting and auditing capacities for 15 years.

JOSEPH J. PRATT            49           1995     Vice President and Chief Actuary. Mr. Pratt joined the Company in October 1995. He was an actuary with Farmers Insurance Group from June 1994 to October 1995. He also served as Vice President and Actuary for Transamerica Insurance Group from 1988 to 1994.
                                                 Previously he served in various actuarial capacities with the
                                                 Automobile Club of Southern California from 1974 to 1988,
                                                 including Chief Actuary for three years.

RICKARD F. SCHUTT          50           1992     Vice President, Operations. Mr. Schutt joined the Company in
                                                 1982 as Underwriting Manager and was promoted to Assistant Vice
                                                 President in 1986. He served as Vice President of Underwriting from 1992 until 1995, when he assumed responsibility for
                                                 Operations.

DEAN E. STARK              44           1993     Vice President, Claims. Mr. Stark joined the Company in 1979, serving in numerous claim positions including Assistant Vice
                                                 President. He has over 20 years of experience in the insurance industry.

                                  HAS SERVED
                                 AS AN OFFICER
 OFFICERS OF THE COMPANY   AGE       SINCE                             BUSINESS BACKGROUND
-------------------------  ---  ---------------  ----------------------------------------------------------------
ROBERT B. TSCHUDY          49           1995     Senior Vice President and Chief Financial Officer. Mr. Tschudy
                                                 joined the Company in July 1995. Previously, he was with Ernst &
                                                 Young for over 20 years, including nine years as a partner in its Los Angeles office.

Each executive officer serves at the pleasure of the Board of Directors. There is no person chosen by the Board of Directors to be an executive officer who is not listed above.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met four times during 1997. Each Board member participated in at least 75% of the meetings of the Board and Committees of the Board on which he served.

    The Board of Directors had standing audit and compensation committees, identified below. The Company does not have a standing nominating committee. The functions of a nominating committee are performed by the Board as a whole.

    AUDIT COMMITTEE. The Audit Committee, which met three times during 1997, recommends to the Board of Directors the appointment of the firm selected to be independent accountants for the Company, reviews the Company's procedures and accounting objectives, reviews and approves the findings and reports of the independent accountants, and makes recommendations and reports to the Board of Directors as it deems appropriate. Members of the Committee are Stanley M. Burke, John B. De Nault, III and Howard I. Smith.

    COMPENSATION COMMITTEE. The Compensation Committee met once last year. The Compensation Committee reviews and approves compensation policies and makes recommendations regarding executive compensation to the Board of Directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. Members of the Committee are John B. De Nault, Rachford Harris and Gregory M. Shepard.

                           COMPENSATION OF DIRECTORS

    For 1997, each outside director of the Company received an annual remuneration of $15,000. All directors received $1,250 for each attended meeting of the Board of Directors. In addition, each committee member received $1,250 for each attended meeting of a committee, if otherwise entitled. No director is entitled to more than $1,250 for any calendar day, regardless of the number of meetings attended on that day. Under the Company's 1995 Stock Option Plan, nonemployee directors receive an option to purchase 4,000 shares of the Company's common stock on the day of each Annual Meeting of Shareholders. The options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

                       BENEFICIAL OWNERSHIP OF SECURITIES
                             PRINCIPAL SHAREOWNERS

    The following table lists the beneficial ownership of each person or group who owned, to the Company's knowledge, more than five percent of any class of its outstanding voting securities.

                                                                                       SERIES A
                                                        COMMON STOCK                PREFERRED STOCK
                                                 ---------------------------  ---------------------------
                                                  AMOUNT AND                   AMOUNT AND
                                                   NATURE OF                   NATURE OF
                                                  BENEFICIAL     PERCENT OF    BENEFICIAL    PERCENT OF
     NAME AND ADDRESS OF BENEFICIAL OWNER          OWNERSHIP     CLASS (2)     OWNERSHIP        CLASS
-----------------------------------------------  -------------  ------------  ------------  -------------
AMERICAN INTERNATIONAL GROUP, INC.                  36,754,369        41.7%       224,950          100%
and its subsidiaries (1)
70 Pine Street
New York, New York 10270

DIRECT AUTO INSURANCE COMPANY                        4,850,000         5.5%       -0-            --
and its subsidiary,
American Union Life Insurance Company
303 East Washington Street
Bloomington, IL 61701

GLADYCE L. FOSTER                                    4,725,696         5.4%       -0-           --
c/o 6301 Owensmouth Avenue
Woodland Hills, CA 91367

------------------------

(1) Series A Preferred Stock held by American International Group Inc. is convertible into 19,854,369 shares of common stock. The number of shares of common stock shown as beneficially owned by American International Group, Inc. includes shares of common stock issuable upon conversion of the Series A Preferred Stock, 16,000,000 shares of common stock purchasable on exercise of its Series A Warrants, and 900,000 shares of common stock currently owned.

(2) The "Percent of Class" column for common stock is calculated based upon a total of 88,165,797 shares, assuming for purposes of the table the issuance of all shares of common stock issuable upon conversion or exercise, as applicable, of the Series A Preferred Stock, the Series A Warrants and any stock options exercisable within 60 days of this Proxy Statement.

                              MANAGEMENT OWNERSHIP

    The following table sets forth information regarding the beneficial ownership of the Company's common stock by directors, the Company's Chief Executive Officer, the four other highest paid executive officers, and the directors and officers as a group.

 TITLE OF                                        AMOUNT AND NATURE OF     PERCENT OF
   CLASS                  NAMES                BENEFICIAL OWNERSHIP (1)   CLASS (11)
-----------  --------------------------------  ------------------------  -------------
Common       John B. De Nault                         4,350,000(2)(3)           4.9%
Common       Stanley M. Burke                            24,000(3)             *
Common       William H. Braddock                          5,900(4)             *
Common       John B. De Nault, III                    1,581,700(2)(3)           1.8%
Common       R. Scott Foster, M.D.                      327,384(3)             *
Common       Rachford Harris                            890,713(3)              1.0%
Common       Robert M. Sandler                            8,000(3)             *
Common       Gregory M. Shepard                       4,858,080(3)(5)           5.5%
Common       Howard I. Smith                              8,000(3)             *
Common       Arthur H. Voss                             406,000(3)             *
Common       William L. Mellick                         110,449(6)             *
Common       Robert B. Tschudy                           47,886(7)             *
Common       John R. Bollington                          98,315(8)             *
Common       Paul F. Farber                              53,066(9)             *
Common       Richard A. Dinon                            57,552(10)            *

Common       All Directors and Officers as a         13,190,081                15.0%
             Group (25 persons)

------------------------

 *  Less than 1%

 (1) Under the rules of the Securities and Exchange Commission (the "SEC"), a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days, as well as any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares held by them.

 (2) John B. De Nault and John B. De Nault, III share voting and investment power on 408,000 shares for which they are both considered beneficial owners.

 (3) Includes 8,000 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.

 (4) Includes 4,000 shares issuable upon exercise of stock option exercisable within 60 days of the date of this Proxy Statement.

 (5) Mr. Shepard is Chairman of the Board and President of Direct Auto Insurance Company and its subsidiary, American Union Life Insurance Company, which together own 4,850,000 shares and includes 80 shares owned by his son as to which Mr. Shepard has sole voting power.

 (6) Includes 29,244 shares currently held under the Company's Restricted Shares Plan, which can be voted by the participant but cannot be disposed of until vested, and 32,668 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

 (7) Includes 9,879 shares currently held under the Company's Restricted Shares Plan, which can be voted by the participant but cannot be disposed of until vested, 1,587 shares purchased through the Company's 401(k) Plan, and 31,834 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

 (8) Includes 14,248 shares currently held under the Company's Restricted Shares Plan, which can be voted by the participant but cannot be disposed of until vested, 892 shares purchased through the Company's 401(k) Plan, and 30,996 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

 (9) Includes 9,368 shares currently held under the Company's Restricted Shares Plan, which can be voted by the participant but cannot be disposed of until vested, and 28,334 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

(10) Includes 11,800 shares currently held under the Company's Restricted Shares Plan, which can be voted by the participant but cannot be disposed of until vested, and 27,500 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

(11) The "Percent of Class" column is calculated based upon a total of 88,165,797 shares, assuming for purposes of the table the issuance of all shares of common stock issuable upon conversion or exercise, as applicable, of the Series A Preferred Stock, the Series A Warrants and any stock options exercisable within 60 days of this Proxy Statement.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the Company's last three years to the Company's Chief Executive Officer, and each of the Company's four other most highly compensated executive officers (the "Named Executives"), based on salary and bonus earned during 1997.

                                                                                         LONG TERM
                                                                                      COMPENSATION (3)
                                                                          ----------------------------------------
                                                                                   AWARDS
                                            ANNUAL COMPENSATION           ------------------------
                                   -------------------------------------  RESTRICTED   SECURITIES
                                                          OTHER ANNUAL       STOCK     UNDERLYING     ALL OTHER
       NAME AND                     SALARY      BONUS     COMPENSATION      AWARDS       OPTIONS     COMPENSATION
  PRINCIPAL POSITION      YEAR        ($)        ($)         ($)(2)         ($)(4)       (#)(5)         ($)(6)
----------------------  ---------  ---------  ---------  ---------------  -----------  -----------  --------------
William L. Mellick           1997    505,000(1)   150,000       20,500       500,000       60,000       34,876
CEO, President,              1996    408,750(1)   125,000       14,267        --           20,000       29,250
COO and Director             1995    299,167(1)   100,000       12,013        --           20,000       10,782
Robert B. Tschudy            1997    249,500     67,000        15,500         --           35,000       14,888
Sr. VP and CFO               1996    233,625     57,500        15,500        225,000       20,000        6,477
                             1995    103,125     18,000         3,229         --           20,000          512
John R. Bollington           1997    230,487     50,000        13,200        232.000       33,750       19,275
General Counsel,             1996    219,500     38,500        13,200         --           15,000       18,396
Sr. VP & Secretary           1995    207,500     28,500        13,200         --           12,500       14,640
Paul F. Farber               1997    203,000     78,000        15,500         --           35,000       13,913
Executive VP                 1996    179,583     65,000        15,500         --           15,000       10,031
                             1995    156,400     27,500        13,967        142,600       12,500        7,611
Richard A. Dinon             1997    181,500     45,000        15,500        181,500       30,000       13,181
Sr. VP Corporate             1996    171,000     30,000        14,900         --           12,500       11,358
Relations                    1995    162,421     22,000        13,700         --           12,500        9.273

--------------------------
(1)  Includes fees for attending meetings of the Board of Directors.

(2)  Company-owned automobile allowance.

(3) During 1997 there were no awards of Stock Appreciation Rights ("SARs"), nor were there any Long-Term Incentive Plan ("LTIP") payouts.

(4) Restricted Stock awards are for a five-year period, vesting at 20% per year. During the restriction period, participants are entitled to receive dividends on and may vote the shares. The following table sets forth the restricted stock award information and the vesting schedule for the Named
     Executives:

                                                                                                        PRESENT VALUE
                                                                                                             AS
                                                               SHARES VESTING IN              BALANCE    OF 12/31/97
                          DATE     SHARE    AWARD    --------------------------------------    AS OF         FMV
                         AWARDED  AWARDED   VALUE     1998    1999    2000    2001    2002   12/31/97   $26 PER SHARE
                         -------  -------  --------  ------  ------  ------  ------  ------  ---------  -------------
William L. Mellick       1/2/97   30,305   $500,000   6,061   6,061   6,061   6,061   6,061    30,305   $    787,930
Robert B. Tschudy        1/2/96   11,465   $225,000   2,293   2,293   2,293   2,293    --       9,172   $    238,472
John R. Bollington       1/2/97   14,060   $232,000   2,812   2,812   2,812   2,812   2,812    14,060   $    365,560
Paul F. Farber           1/22/95  13,420   $142,600   2,684   2,684   2,684    --      --       8,052   $    209,352
Richard A. Dinon         1/2/97   11,000   $181,500   2,200   2,200   2,200   2,200   2,200    11,000   $    286,000

(5) Represents the number of shares of the Company's common stock for which options were granted under the Company's 1995 Stock Option Plan.

(6) Includes the following other compensation for each Named Executive for 1997:

    (a)  Imputed income of group term life in excess of $50,000.

    (b) Deferred employer's contribution to the Company's qualified 401(k) Plan and supplemental 401(k) plan.

                                                                                   1997
                                                              (A)        (B)       TOTAL
                                                           ---------  ---------  ---------
William L. Mellick.......................................      6,750     28,126     34,876
Robert B. Tschudy........................................      2,091     12,797     14,888
John R. Bollington.......................................      8,143     11,132     19,275
Paul F. Farber...........................................      1,853     12,060     13,913
Richard A. Dinon.........................................      2,673     10,508     13,181
                                                           ---------  ---------  ---------
                                                              21,510     74,623     96,133
                                                           ---------  ---------  ---------
                                                           ---------  ---------  ---------

                             OPTION GRANTS IN 1997

    The following table sets forth as to each of the Named Executives information with respect to options granted during 1997 and the present value of the options on the date of grant.

                                      PERCENT OF
                                     TOTAL OPTIONS
                        NUMBER OF     GRANTED TO       EXERCISE OR                   GRANT DATE
                         OPTIONS       EMPLOYEES       BASE PRICE     EXPIRATION   PRESENT VALUE
        NAME           GRANTED (1)      IN 1997        ($/SH) (1)        DATE          $ (2)
---------------------  -----------  ---------------  ---------------  -----------  --------------
William L. Mellick         10,000          5.17%        $      175/8     2/26/07    $     69,000
                           10,000          5.19%        $      193/4     6/05/07    $     79,500
                           40,000         18.18%        $      22        7/18/07    $    352,400

Robert B. Tschudy           8,750          4.53%        $      175/8     2/26/07    $     60,375
                            8,750          4.54%        $      193/4     6/05/07    $     69,563
                           17,500          7.95%        $      22        7/18/07    $    154,175

John R. Bollington          7,500          3.88%        $      175/8     2/26/07    $     51,750
                            8,750          4.54%        $      193/4     6/05/07    $     69,563
                           17,500          7.95%        $      22        7/18/07    $    154,175

Paul F. Farber              8,750          4.53%        $      175/8     2/26/07    $     60,375
                            8,750          4.54%        $      193/4     6/05/07    $     69,563
                           17,500          7.95%        $      22        7/18/07    $    154,175

Richard A. Dinon            7,500          3.88%        $      175/8     2/26/07    $     51,750
                            7,500          3.89%        $      193/4     6/05/07    $     59,625
                           15,000          6.82%        $      22        7/18/07    $    132,150

------------------------
(1) Options were granted to the Named Executives on February 26, 1997, June 5, 1997 and July 18, 1997, respectively. The exercise price is equal to the closing price of the Company's common stock on the business day immediately preceding the date of grant, as reported in the Wall Street Journal, Western Edition. These options vest in three equal installments beginning February 26, 1998, June 5, 1998 and July 18, 1998, respectively.

(2) Present value was calculated using the Black-Scholes option pricing model. Use of this model should not be viewed in any way as a forecast of the future performance of the Company's common stock, which will be determined by future events and unknown factors. The estimated values under the Black-Scholes model are based upon certain assumptions as to variables, including expected stock price volatility of .27, an annual interest rate of 6.5%, 6.6% and 6.2%, a dividend yield of 1.4%, 1.3% and 1.1% for the options granted on February 26, 1997, June 5, 1997 and July 18, 1997, respectively, and an expected term of eight years.

                        DECEMBER 31, 1997 OPTION VALUES

    The following table provides information as to the value of options held by each of the Named Executives at December 31, 1997. No options were exercised by the Named Executives during 1997.

                                NUMBER OF
                          SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                           UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                         AT DECEMBER 31, 1997 (#)    AT DECEMBER 31, 1997 ($)(1)
                       ----------------------------  ----------------------------
        NAME           EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------  ------------  --------------  ------------  --------------
William L. Mellick          21,000         79,000     $  246,625    $    452,125
Robert B. Tschudy           21,000         54,000     $  246,625    $    343,844
John R. Bollington          17,500         43,750     $  199,375    $    248,750
Paul F. Farber              17,500         45,000     $  199,375    $    259,219
Richard A. Dinon            17,500         37,500     $  199,375    $    215,625

------------------------

(1) In accordance with proxy statement reporting requirements, values of both exercisable and unexercisable options are based on the difference between the exercise price of each option and $26, the closing price of the Company's common stock on December 31, 1997, as reported in the Wall Street Journal, Western Edition.

                        COMPENSATION COMMITTEE REPORT ON
                       EXECUTIVE MANAGEMENT COMPENSATION

    The Compensation Committee, consisting of nonemployee directors John B. De Nault, Rachford Harris and Gregory M. Shepard, has furnished the following report on executive compensation:

                          GENERAL COMPENSATION POLICY

    The Board of Directors' fundamental policy has been to offer the Company's executive officers competitive compensation opportunities based in large part upon their contributions to the success of the Company, and upon their personal performance. The Company believes in compensating its executives for demonstrated and sustained levels of performance in their individual jobs. The achievement of higher levels of performance and contribution is rewarded by higher levels of compensation. Each individual officer's compensation package, other than that of the Chief Executive Officer, is comprised of three elements:
(i) base salary, designed principally to be competitive with relevant salary levels in the industry, (ii) annual variable performance awards paid in cash, based upon subjective evaluation of individual performance not tied to specific company performance goals and (iii) long-term stock awards and stock option grants which strengthen the mutuality of interest between executive officers and the Company's shareholders.

    Some of the more important factors, which the Board considered in establishing the components of each executive officer's compensation package for the 1997 fiscal year, are summarized below.

    BASE SALARY. Base salary for each officer is set subjectively, after reviewing personal performance, internal comparability considerations and salary levels in effect for comparable positions in the market place. The Company uses salary survey information to assign a salary grade range to each position, including executive officers. Salary range midpoints are targeted at the 50th percentile of like business enterprises in the same geographic area, if possible.

    Salary recommendations for the year were based in part upon salary survey information published by the National Association of Independent Insurers, SNL Executive Compensation Review for Insurance Companies, and Sibson & Company. The Committee believes that information provided by these groups presents a broadly based cross-section of insurance company compensation practices. Individual salary adjustments for executive officers were based upon analysis of base salary levels, effectiveness of performance, changes in job responsibilities and a subjective assessment of their personal contributions to the effectiveness of the organization as a whole. All of the factors enumerated were applied in a subjective, non-quantitative manner to establish an executive officer's base salary. The peer group examined when establishing these compensation levels is different from the industry group utilized in the Stockholder Return Performance Graph diagramed below.

    ANNUAL CASH INCENTIVE COMPENSATION. Bonuses were paid to Chief Executive Officer William L. Mellick and other executive officers for the 1997 fiscal year based upon subjective evaluation of Company performance relative to key issues impacting profitability, development of corporate surplus and enhancement of marketplace competitiveness. At the end of the year, a bonus pool was established for executive officers other than the Chief Executive Officer. Thereafter, the Company determined individual executive officer bonuses based upon that officer's performance and contributions measured subjectively. Another factor of importance was assessment of the relative contributions of each executive officer. Full-year bonuses varied by individual executive and generally ranged between 15% and 38% of base salary.

    LONG-TERM EQUITY INCENTIVE COMPENSATION. Restricted Shares Awards are granted to executive officers through the Key Employee Incentive Committee, consistent with a policy designed to align the interests of executive officers with those of the shareholders. The grants provide the executives with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. The number of shares subject to each grant is based on the officer's salary level on the grant date, as reflected in Restricted Shares Plan guidelines. Prior awards are not considered when a new grant is awarded. A grant of stock generally vests at 20 percent per year, provided the officer continues his or her employment with the Company.

    In 1995 the Compensation Committee concluded that a stock option plan would improve the linkage between shareholder value and executive compensation. Upon this Committee's recommendation, the Board of Directors adopted the 1995 Stock Option Plan, which was approved by shareholders at the 1995 Annual Meeting. Executives and key managers are eligible to receive stock options from time to time, giving them the right to purchase shares of the Company's common stock at a specified price in the future. The Plan is administered by the Stock Option Committee, which has authority to select optionees and to determine the number of shares granted to them.

    CEO COMPENSATION. William L. Mellick's base salary was established by the Board of Directors upon recommendation of the Compensation Committee, and took into account the fact that he held not only the office of Chief Executive Officer, but also served as President and Chief Operating Officer. In 1997, his annualized base salary was increased from $400,000 to $500,000. In 1997, Mr. Mellick was awarded 60,000 stock options under the 1995 Stock Option Plan. Mr. Mellick was awarded a cash bonus of $150,000 for services rendered in 1997 based upon subjective evaluation by the Compensation Committee of Mr. Mellick's 1997 performance.

    The Compensation Committee's recommendations as outlined in this report have been submitted to, reviewed and approved by the Board of Directors.

    The Company has reviewed Section 162(m) of the Internal Revenue Code which generally limits the deduction of compensation paid to a company's chief executive officer and each of the other four highest compensated executive officers to $1,000,000 for each individual, with certain exceptions. The Company's deductions for compensation paid during 1997 was not limited by
Section 162(m). None of the compensation deduction attributable to stock options granted by the Company is limited by this section, but compensation deductions attributable to restricted stock grants, generally equaling the fair market value of the underlying stock on the date of vesting, do not qualify as an exception. The deductibility of compensation attributable to restricted stock grants or other forms of compensation paid by the Company may be limited in the future. While the Compensation Committee considers Section 162(m) in evaluating compensation of executive officers, it is only one of the several factors considered in arriving at a compensation package.

                                              Submitted by the Compensation
                                                        Committee

                                                John B. De Nault, Chairman
                                                     Rachford Harris
                                                    Gregory M. Shepard

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    As indicated above, the Company's Compensation Committee consists of John B. De Nault, Rachford Harris and Gregory M. Shepard. No Committee member is or was an employee of 20th Century Industries.

    William L. Mellick, Director and Chief Executive Officer, also participated in deliberations concerning executive officers' compensation during 1997, other than his own. Mr. Mellick has been an officer of the Company since 1979, Chief Executive Officer since March 1, 1995 and a director since May 25, 1995.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index for the period of five years commencing December 31, 1992 and ending December 31, 1997. The graph and table assume that $100 was invested on December 31, 1992 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index, and that all dividends were reinvested. This data was furnished by Research Data Group, Inc.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                AMONG 20TH CENTURY INDUSTRIES, THE S&P 500 INDEX
                 AND THE S&P PROPERTY-CASUALTY INSURANCE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             20TH CENTURY (TW)     S&P 500       S&P PROPERTY-CASUALTY INS
12/92                       $100        $100                              $100
12/93                        $98        $110                               $98
12/94                        $38        $112                              $103
12/95                        $72        $153                              $140
12/96                        $61        $189                              $170
12/97                        $95        $252                              $247

                                RETIREMENT PLANS

PENSION PLAN

    The Company's Pension Plan is a noncontributory defined benefit plan for all regular employees under which normal retirement is at age 65 and early retirement can be elected by any participant who has reached age 55 and has at least 10 years of service. The plan, subject to certain maximum and minimum provisions, bases pension benefits on an employee's career average compensation and length of service. The annual pension benefit payable upon normal retirement is equal to the sum of the accruals for each year a participant was in the plan.

    At retirement, the participant has various life and contingent annuity payment elections. For purposes of this plan, compensation includes base annual salary plus overtime and bonuses. These pension benefits serve as an offset in calculating benefits for participants under the Supplemental Executive Retirement Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Employees nominated by the Chief Executive Officer and approved by the Board of Directors are eligible to participate in the Supplemental Executive Retirement Plan. The plan is a nonqualified defined benefit plan under which normal retirement is age 65 with at least 5 years of service, and early retirement can be elected by any participant who has reached age 55 with at least 10 years of service. The annual retirement benefit payable is equal to 60% of the participant's final average compensation during the three years preceding retirement, reduced by the participant's benefit under the Pension Plan and 50% of the participant's social security benefit. At retirement, the participant may elect a 15 year certain or 100% joint and survivor payment method.

PENSION SUPPLEMENTAL PLAN AND 401(K) SUPPLEMENTAL PLAN

    Effective January 1, 1996, the Company adopted the Pension Supplemental Plan and the 401(k) Supplemental Plan. Each is a non-qualified deferred compensation plan designed for certain executives and key employees of the Company whose benefits under the Company's qualified Pension and 401(k) Plans have been limited by certain provisions of the Internal Revenue Code (the "Code").

    The Pension Supplemental Plan provides a benefit equal to the difference between the pension that would be payable under the Pension Plan, absent the Code's limitations upon compensation considered in calculating pension benefits, and the actual benefits payable subject to those limitations. If a participant in this plan is also entitled to receive benefits under the Supplemental Executive Retirement Plan, the Pension Supplemental Plan benefits will be reduced accordingly.

    The 401(k) Supplemental Plan permits certain executives and key employees to defer an amount of current compensation which, in addition to amounts actually contributed to the 401(k) Plan, allows the participant to defer the full amount of contributions that could have been deferred under the 401(k) Plan without regard to limitations which the Code places on contributions and eligible compensation. To the extent that such limitations preclude a participant's account from receiving matching contributions under the 401(k) Plan, the participant will receive a like amount of matching contributions under the 401(k) Supplemental Plan.

    The table below sets forth the benefit payable from the Pension Plan, Supplemental Executive Retirement Plan, the Pension Supplemental Plan, and one half of the Social Security benefit (assuming the recipient is entitled to the age 65 Social Security benefit).

                     NUMBER OF YEARS OF SERVICE
FINAL AVERAGE   -------------------------------------
 COMPENSATION        5           10       15 OR MORE
--------------  -----------  -----------  -----------
 $    150,000   $    45,000  $    67,500   $  90,000
      200,000        60,000       90,000     120,000
      250,000        75,000      112,500     150,000
      300,000        90,000      135,000     180,000
      350,000       105,000      157,500     210,000
      400,000       120,000      180,000     240,000
      450,000       135,000      202,500     270,000
      500,000       150,000      225,000     300,000
      550,000       165,000      247,500     330,000
      600,000       180,000      270,000     360,000
      650,000       195,000      295,500     390,000

    Any deduction for Social Security or other offset has already been taken into account.

    As set forth above, compensation used in calculating the Pension, Supplemental Executive Retirement Plan and Pension Supplemental retirement benefit includes annual base salary, overtime and bonuses and will approximate and fall within 10% of the total of 1995 through 1997 salary and bonus amounts shown in the Summary Compensation Table for the listed individuals.

    The credited years for the Named Executives in the Summary Compensation Table are William L. Mellick -- 18 years; Robert B. Tschudy -- 2 years; John R. Bollington -- 22 years; Paul F. Farber -- 13 years and Richard A. Dinon -- 14 years.

                             RESTRICTED SHARES PLAN

    The shareholders at their meeting held on May 25, 1982 approved the 20th Century Industries Restricted Shares Plan. Pursuant to the Plan, the Board of Directors established a committee of its members entitled the Key Employee Incentive Committee (the "Committee") to designate the participants in the Plan, the amount of benefits thereunder, and to otherwise administer the Plan. Members of the Committee are not eligible for benefits under the Plan. Designation of an employee for benefits under the Restricted Shares Plan does not necessarily entitle the employee to benefits under any other Company benefit plan.

    In general, the shares granted are restricted for a period of five years, vesting at the rate of 20% per year. If the employment of the participant is terminated within the five year period, all shares not then vested are forfeited. Any shares forfeited may be regranted to an existing participant or any other employee eligible to be designated as a participant. During the restricted period, a participant has the right to receive dividends and the right to vote the shares.

    The Plan does not create any right of any employee or class of employees to receive a grant, nor does it create in any employee or class of employees any right with respect to continuation of employment by the Company.

                               STOCK OPTION PLAN

    In 1995, the Company's shareholders approved the Company's 1995 Stock Option Plan in order to enable the Company to attract, retain and motivate key employees and nonemployee directors and to further align their interests with those of the Company's shareholders by providing for or increasing their proprietary interest in the Company. The Stock Option Plan is administered by a committee comprised of disinterested members of the Board of Directors. The committee has the authority to select persons to be granted options and to determine exercise prices, vesting schedules and other provisions not inconsistent with the provisions of the Stock Option Plan.

    Each option gives a grantee the right to purchase shares of the Company's common stock at a specified price in the future. Shares vest at fixed numbers of shares per year over varying future periods. The Stock Option Plan provides that on the day of an annual meeting of shareholders of the Company each nonemployee director will be granted an option to purchase 4,000 shares of the Company's common stock. Nonemployee director options have an exercise price equal to the fair market value of the underlying shares subject to the option on the date of grant and become exercisable one year after the date of grant.

                            EXECUTIVE SEVERANCE PLAN

    The Company has enacted an Executive Severance Plan covering each of its executive officers. If an officer is terminated for reasons other than death, long-term disability, or good cause within a three-year period following a change of control of the Company, or if the officer resigns after significant adverse changes in his authority, duties, compensation, benefits or geographical location, then the officer is entitled to a lump sum severance payment of one to three times his current annual salary and most recent cash bonus. Junior officers could receive one year of severance payments; senior officers, two years; and the Chief Executive Officer, three years; with all severance payments limited to the amount deductible to the Company under the provisions of Internal Revenue Code Section 280G.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of reports furnished to the Company and written representations that no other reports were required during the 1997 fiscal year, all Section 16(a) filing requirements were complied with except as described below.

    William H. Braddock failed to file a timely report on the purchase of 800 shares of the Company's common stock in June 1997. Such untimely filing was inadvertent, and the required report has since been filed.

                            INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 2)

    The Board of Directors has approved a resolution retaining Ernst & Young LLP, Certified Public Accountants, as its independent accountants for 1998. Ernst & Young LLP have audited the Company's financial statements since 1991. The appointment was recommended by the Audit Committee. It is intended that unless otherwise directed by the shareholders, proxies will be voted for the ratification of this appointment.

    Representatives of Ernst & Young LLP are expected to be present at the annual meeting to make a statement, if they desire, and to be available to respond to appropriate questions.

         SHAREHOLDERS PROPOSALS AT 1999 ANNUAL MEETING OF SHAREHOLDERS

    If a shareholder desires to present a proposal at the Annual Meeting of Shareholders of the Company for the year 1999 (scheduled to be held on May 18, 1999), such proposal must conform with all of the requirements of Rule 14a-8, paragraphs (a), (b), and (c) under the Securities Exchange Act of 1934, and must be received at the principal executive offices of the Company at 6301 Owensmouth Avenue, Woodland Hills, California 91367 no later than December 18, 1998.

                             ADDITIONAL INFORMATION

    The Annual Report to Shareholders for the year ended December 31, 1997 is being mailed to the shareholders with this Proxy Statement.

    THE COMPANY WILL PROVIDE WITHOUT CHARGE ON WRITTEN REQUEST A COPY OF 20TH CENTURY INDUSTRIES' ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST SHOULD BE DIRECTED TO JOHN B. DE NAULT, CHAIRMAN OF THE BOARD OF 20TH CENTURY INDUSTRIES, 6301 OWENSMOUTH AVENUE, WOODLAND HILLS, CALIFORNIA 91367.

                                 OTHER BUSINESS

    The Company is unaware of any matter to be acted upon at the meeting by shareholder vote except the election of directors and the ratification of the appointment of independent accountants. In the case of any matter properly coming before the meeting for shareholder vote, the proxyholders named in the proxy accompanying this statement shall vote shares held by them in accordance with their best judgment.

April 14, 1998                          JOHN B. DE NAULT, Chairman of the Board
                                        20th Century Industries
                                        6301 Owensmouth Avenue
                                        Woodland Hills, California 91367

                          20TH CENTURY INDUSTRIES

                                   PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints John B. De Nault, Rachford Harris and William L. Mellick as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of 20th Century Industries held of record by the undersigned on April 7, 1998 at the Annual Meeting of Shareholders to be held at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California on May 19, 1998 at 10:00 A.M. or any adjournment thereof.


                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

               PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
-------------------------------------------------------------------------------

A /X/ Please mark your votes as in this example.

1.  Election of Directors

                        WITHHOLD AUTHORITY              Nominees:
                      to vote for all nominees          W. H. Braddock
            FOR          listed at right                S. M. Burke
                                                        J. B. De Nault
            / /               / /                       J. B. De Nault, III
                                                        R. S. Foster, M.D.
For the nominees listed at right with discretionary     R. Harris
authority to cumulate votes except as marked to the     W. L. Mellick
contrary below.                                         G. M. Shepard
                                                        A. H. Voss
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2. Proposal to ratify the appointment of Ernst & Young LLP as the independent accountants of the Company for 1998.

            FOR              AGAINST           ABSTAIN

            / /                / /               / /

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE MEETING. / /

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s) _______________________________   Dated ___________________, 1998
                SIGNATURE, IF HELD JOINTLY

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee or guardian, please so indicate. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.